FOURTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of January 16, 2004, is entered into by and among Fleet Capital Corporation, as Administrative Agent (the "Administrative Agent"), Fleet Capital Canada Corporation, as Canadian Agent (the "Canadian Agent"), the Lenders and Canadian Participating Lenders party to the Loan Agreement (as defined below), Celadon Group, Inc., a Delaware corporation ("CGI"), Celadon Trucking Services, Inc., a New Jersey corporation ("CTSI"), TruckersB2B, Inc., a Delaware corporation ("TB2B"), and Celadon Canada, Inc., an Ontario corporation ("CCI" and together with CGI, CTSI and TB2B, collectively, the "Borrowers"), with reference to the following facts:

                                    RECITALS

     A. The Administrative Agent, the Canadian Agent, the Lenders, the Canadian Participating Lenders and the Borrowers are parties to the Loan and Security Agreement, dated as of September 26, 2002, as amended by the Waiver and First Amendment to Loan and Security Agreement, dated as of January 31, 2003, the Waiver and Second Amendment to Loan and Security Agreement, dated as of April 24, 2003, and the Third Amendment to Loan and Security Agreement, dated as of August 21, 2003 (collectively, the "Loan Agreement"), pursuant to which the Lenders have provided the Borrowers with certain credit facilities.

     B. The Borrowers have requested that the Lenders consent to the following:

          (i) CTSI's use of Revolving Credit Loan proceeds to repay its existing $565,000 first mortgage loan indebtedness to Citizens National Bank in Waxahachie (the "Waxahachie Senior Mortgage Loan");

          (ii) Celadon International Corporation's entry into a service arrangement with Celadon East Transportation and Logistics, a new transportation and logistics venture to be formed by Kuwaiti Partners, and to the treatment of Celadon International Corporation as a Restricted Subsidiary notwithstanding that it will be an active Subsidiary;

          (iii) TB2B's entry into a joint venture with DBG Benefits Solution, to be known as Truckers Insurance and Health Benefits Solutions, L.L.C., notwithstanding the restrictions on joint ventures set forth in Section
     8.2.15 of the Loan Agreement; and

          (iv) The amendment of the definition of Fixed Charge Coverage Ratio to treat the Capital Expenditures made by CTSI with respect to its Waxahachie, Texas terminal as "financed" Capital Expenditures for the purpose of such covenant.

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
     C. The Lenders are willing to consent to the foregoing on the terms and conditions set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Defined Terms. Any and all initially capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified in the Loan Agreement.

     2. Consent to Repayment of Waxahachie Senior Mortgage Loan. The Lenders hereby consent to CTSI's payment in full of the Waxahachie Senior Mortgage Loan with Revolving Credit Loan proceeds, provided that the Borrowers have availability under the Revolving Credit Loans facility of not less than $10,000,000 after giving effect to such payment.

     3. Consent to Service and Management Agreement with Celadon East Transportation and Logistics. The Lenders hereby consent to Celadon International Corporation's entry into and performance under its proposed service and management arrangement with Celadon East Transportation and Logistics.

     4. Consent to Joint Venture With DBG Benefits Solutions. The Lenders hereby consent to TB2B's entry into and performance under its joint venture with DBG
Benefits Solution, to be known as Truckers Insurance and Health Benefits Solutions, L.L.C.

     5. Amendment to Definition of Fixed Charge Ratio to Treat Capital Expenditures on Waxahachie Terminal as "Financed" Capital Expenditures. Appendix A to the Loan Agreement is hereby amended such that the definition of "Fixed Charge Coverage Ratio" shall read in full as follows:

          "'Fixed Charge Coverage Ratio' - as of the last day of any fiscal quarter of CGI, and for the fiscal period consisting of the consecutive four (4) fiscal quarters of CGI ending on such day, the ratio of (a)(i) EBITDA for such fiscal period, minus (ii) Consolidated payments made in cash with respect to tax expense of CGI for such fiscal period, minus (iii) Consolidated unfinanced Capital Expenditures of CGI for such period other than Capital Expenditures of CGI for the calendar year ended December 31, 2003 relating to its Waxahachie, Texas terminal to (b) Consolidated Fixed Charges of CGI for such period."

     6. Amendment to Definition of Restricted Subsidiary to Classify Celadon International Corporation as a Restricted Subsidiary. Appendix A to the Loan Agreement is hereby further amended such that the definition of "Restricted Subsidiary" shall read in full as follows:

          "'Restricted Subsidiary' - as of any date of determination, a Subsidiary of CGI which (a) is inactive as of such date (except in the case of Celadon International Corporation) and has total assets of less than $10,000 as of such date, determined in accordance with GAAP, or (b) is an Exempt Foreign Subsidiary; provided, however, that (i) the term 'Restricted Subsidiary' shall not include Canadian Borrower, and (ii) Celadon CT&L, Inc.; CBW, Inc.; International Freight Holding Corporation; JML Freight Forwarding, Inc.; RIL, Inc.; Randy Express, Inc.; Celadon Jacky Maeder Co.; and Celadon Transportation, L.L.P., which entities Borrowers are in the process of dissolving, shall in any event be "Restricted Subsidiaries" hereunder; provided, further, however, if any entity identified in this clause (ii) is not, in fact, dissolved after the Closing Date and hereafter becomes active and acquires total assets of $10,000 or more, such entity shall cease to be a Restricted Subsidiary."

     7. Deposit of Fees Payable to Celadon International Corporation into a Dominion Account. The Borrowers hereby agree promptly to deposit into one or more of the Dominion Accounts all management fees, success fees and other payments, including expense reimbursements, received by Celadon International Corporation in connection with its services rendered to Celadon East Transportation and Logistics.

     8. Conditions Precedent. The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions:

          (a) This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrowers, Majority Lenders and the Administrative Agent;

          (b) Secretary's Certificate. The Secretary of each of the Borrowers shall have executed the Certificate of Resolution attached to this Amendment.

     9. Miscellaneous.

          (a) Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment.

          (b) Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended by this Amendment.

          (c) Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrowers ratify and confirm their agreements and covenants contained therein. The Borrowers hereby confirm that no Event of Default or Default exists as of the date of this Amendment.

          (d) Reaffirmation of Obligations. The Borrowers hereby reaffirm, ratify and confirm their Obligations under the Loan Agreement, acknowledge that they have no offset rights or defenses to the payment of such Obligations, and acknowledge that all of the terms and provisions of the Loan Agreement and the other Loan Documents (except as amended hereby) remain in full force and effect.

          (e) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          (f) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

          (g) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          (h) Expenses of the Administrative Agent. Borrowers agree to pay on demand all costs and expenses reasonably incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto, and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of legal counsel to the Administrative Agent.

          (i) NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

          (j) GOVERNING LAW; JURY TRIAL WAIVER. THE VALIDITY OF THIS AMENDMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES TO THIS AMENDMENT HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING IN CONNECTION WITH THIS AMENDMENT.

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

     IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

                                      CELADON GROUP, INC.,
                                      a Delaware corporation

                                      By:   /s/ Paul Will
                                         ----------------------------------
                                             Paul Will
                                             Secretary


                                      CELADON TRUCKING SERVICES, INC.,
                                      a New Jersey corporation

                                      By:   /s/ Paul Will
                                         ----------------------------------
                                             Paul Will
                                             Secretary


                                      TRUCKERSB2B, INC.,
                                      a Delaware corporation

                                      By:   /s/ Paul Will
                                         ----------------------------------
                                             Paul Will
                                             Secretary


                                      CELADON CANADA, INC.,
                                      an Ontario corporation

                                      By:   /s/ Paul Will
                                         ----------------------------------
                                             Paul Will
                                             Secretary

                                      FLEET CAPITAL CORPORATION, a Rhode
                                      Island corporation, as Administrative
                                      Agent and a Lender

                                      By:   /s/ Matthew R. Van Steenhuyse
                                         ----------------------------------
                                             Matthew R. Van Steenhuyse
                                             Senior Vice President

                                      FIFTH THIRD BANK,
                                      as a Lender

                                      By:   /s/ David W. O'Neal
                                         ----------------------------------
                                             David W. O'Neal
                                             Vice President

                                      KEYBANK NATIONAL ASSOCIATION,
                                      as a Lender

                                      By:   /s/ Michael M Maher
                                         ----------------------------------
                                             Michael M. Maher
                                             Senior Vice President

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      as a Lender

                                      By:   /s/ Andrew J. Crask
                                         ----------------------------------
                                             Andrew J. Crask
                                             Officer

                                      FLEET CAPITAL CANADA CORPORATION,
                                      as Canadian Agent and Canadian Lender

                                      By:   /s/ Matthew R. Van Steenhuyse
                                         ----------------------------------
                                             Matthew R. Van Steenhuyse
                                             Senior Vice President

                            CERTIFICATE OF RESOLUTION


     I, Paul Will, hereby certify that:

          I am the duly qualified and acting Secretary of each of Celadon Group, Inc., a Delaware corporation, Celadon Trucking Services, Inc., a New Jersey corporation, TruckersB2B, Inc., a Delaware corporation, and Celadon Canada, Inc., an Ontario corporation (collectively, the "Borrowers").

          The following is a true copy of identical resolutions duly adopted by the respective boards of directors of each of the Borrowers by either a special meeting or by unanimous written consent in lieu of a meeting:

               "RESOLVED that the terms of the Fourth Amendment to Loan and Security Agreement among this corporation and the other Borrowers party thereto, the financial institutions which are signatories thereto, Fleet Capital Corporation, as Administrative Agent (the 'Agent'), and Fleet Capital Canada Corporation, as Canadian Agent, are hereby approved and ratified; and

               FURTHER RESOLVED, that any one officer of this corporation is hereby authorized and directed, on behalf of this corporation, to make, execute, and deliver to the Agent any and all documents and to do any and all acts necessary or desirable to effectuate the foregoing resolution."

          These resolutions are in conformity with the respective articles or certificate of incorporation and bylaws of the Borrowers, have never been modified or repealed, and are now in full force and effect.

          IN WITNESS WHEREOF, I have set my hand and the seal of the corporation as of January 16, 2004.

                                    /s/ Paul Will
                                  ------------------------------
                                    Paul Will
                                    Secretary of Celadon Group, Inc.
                                    Celadon Trucking Services, Inc.,
                                    TruckersB2B, Inc., and
                                    Celadon Canada, Inc.